SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
                                FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                               ACT OF 1934


    Date of Report (Date of earliest event reported):  October 9, 1996

                           Oak Industries Inc.
             (Exact name of registrant as specified in its charter)

  Delaware                          1-4474              36-1569000
(State or other juris-         (Commission File        (IRS Employer
 diction of incorporation)           Number)          Identification No.)



      Bay Colony Corporate Center
         1000 Winter Street
            Waltham, MA                                        02154


    (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code 617-890-0400

                                   Same
         (Former name or former address, if changed since last report.


ITEM 2.  OTHER EVENTS

On October 9, 1996, Harper-Wyman Company ("Harper-Wyman"), a subsidiary of Oak Industries Inc. ("Oak"), sold all of its shares of stock of Nordco Inc. ("Nordco"), to NHC Corp., a Wisconsin corporation based in Milwaukee, Wisconsin. Harper-Wyman received cash proceeds of $19,381,000 in connection with the sale. The transaction was effected pursuant to the terms of a Stock Purchase Agreement by and among Harper-Wyman, Oak, NHC Corp. and Nordco (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements
     N/A
(b)  Pro Forma Financial Information
     N/A
(c)  Exhibits

     1.1 Stock Purchase Agreement by and among Harper-Wyman Company, as Seller, Oak Industries Inc., NHC Corp. as Buyer, and Nordco Inc. dated as of October 9, 1996.


 SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Oak Industries Inc.

Date:  October 16, 1996

  /s/ Coleman S. Hicks
  Coleman S. Hicks
  Senior Vice President, General Counsel
  and Secretary